Associated Banc-Corp Barclays Investor Conference THIRD QUARTER 2017 Exhibit 99.1

DISCLAIMER Important note regarding forward-looking statements: This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed merger between Associated Banc-Corp (“Associated”) and Bank Mutual Corporation (“Bank Mutual”); the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain and required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction; any statements of expectation or belief; projections related to certain financial metrics or other benefits of the transaction; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “will,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither Associated nor Bank Mutual assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Associated or Bank Mutual anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Associated’s Annual Report on Form 10-K for the year ended December 31, 2016, those included under Item1A “Risk Factors” in Bank Mutual’s Annual Report on Form 10-K for the year ended December 31, 2016, those disclosed in Associated’s and Bank Mutual’s respective other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Associated’s and Bank Mutual’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the preliminary proxy statement/prospectus included in the registration statement on Form S-4 that has been filed with the SEC in connection with the proposed transaction. While the lists of factors presented here and included in the registration statement on Form S-4 are, considered representative, no such lists should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For any forward-looking statements made in this presentation or in any documents, Associated and Bank Mutual claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Associated and Bank Mutual annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. 1

DISCLAIMER Important Additional Information and Where to Find It In connection with the proposed merger, Associated has filed with the SEC a Registration Statement on Form S-4 that includes a preliminary Proxy Statement of Bank Mutual and a preliminary Prospectus of Associated, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF BANK MUTUAL CORPORATION ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PRELIMINARY PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Associated and Bank Mutual, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Associated Banc-Corp at http://www.associatedbank.com under the heading “About” and then under the heading “Investor Relations” and then under “SEC Filings” or from Bank Mutual Corporation at http://www.bankmutual.com/bank-mutual-corporation/ under the heading “Financial & SEC Reports.” Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Associated Banc-Corp, 433 Main Street, Green Bay, Wisconsin 54301, Attention: Investor Relations, Telephone: (920) 491-7059 or to Bank Mutual Corporation, 4949 West Brown Deer Road, Milwaukee, Wisconsin 53223, Attention: Michael W. Dosland, Telephone: (414) 354-1500. Participants in the Solicitation Associated, Bank Mutual, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Associated’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 14, 2017, and certain of its Current Reports on Form 8-K. Information regarding Bank Mutual’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on March 8, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph. Other Important Additional Information Shares of Associated Banc-Corp common stock that may be acquired by shareholders of Whitnell & Co. in the acquisition described in this presentation will be offered and sold pursuant to an acquisition shelf registration statement on Form S-4, including the prospectus contained therein, filed by Associated Banc-Corp with the Securities and Exchange Commission on April 4, 2014 and declared effective on June 19, 2014. INVESTORS AND SECURITY HOLDERS OF WHITNELL & CO. ARE URGED TO READ THE ACQUISITION SHELF REGISTRATION STATEMENT ON FORM S-4 AND THE PROSPECTUS INCLUDED THEREIN, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN, AS THE CASE MAY BE, IMPORTANT INFORMATION ABOUT ASSOCIATED BANC-CORP. A free copy of all documents relating to the acquisition shelf registration statement, including the prospectus, may be obtained at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents, free of charge, from Associated Banc-Corp at http://www.associatedbank.com under the heading “About” and then under the heading “Investor Relations” and then under the heading “SEC filings.” Copies can also be obtained, free of charge, by directing a request to Associated Banc-Corp., 433 Main Street, Green Bay, Wisconsin 54301, Attention: Investor Relations, Telephone: (920) 491-7059. Non-GAAP Measures This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non- GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation. 2

Community, Consumer, and Business 33% Corporate and Commercial Specialty 61% Other3 6% YTD 2Q 2017 Net Income by Business Segment WI 69% 152 MN 7% 20 IL 24% 42 Deposits (%) And Branches OUR FRANCHISE 3 Nearly $30 billion of assets $21 billion of loans Over $1 billion of revenue2 $22 billion of deposits Second Quarter 20171 Largest bank headquartered in Wisconsin 1 – As of June 30, 2017, unless otherwise noted 2 – Twelve months ended June 30, 2017 3 – Risk Management and Shared Services Approximately 4,350 employees, serving over 1 million customers in over 100 communities across 8 states Affinity Programs

ATTRACTIVE MIDWEST MARKETS

Large Population Base With a Manufacturing and Wholesale Trade-Centric Economy

Midwest holds ~20% of the U.S. population[1] and ~30% of all U.S. manufacturing jobs[2]



U.S. Manufacturing Jobs
Midwest ~30%
All other regions ~70%

Commercial and Business Lending
Loan Composition by Industry



Manufacturing & Wholesale Trade 26%

Supporting Strong Employment Base and Healthy Consumer Credit

Several Midwestern states have unemployment rates[3] below the national average



3.0%
3.1%
3.2%
3.7%
3.8%
3.8%
4.4%
4.7%
5.0%
IN
WI
IA
MN
MO
MI
U.S.
IL
OH

Dark green bars denote ASB branch states

Top U.S. Cities by Credit Score[4]

Rochester, MN...........	708
Mankato, MN.............	708
Minneapolis, MN........	707
Green Bay, WI...........	704
Wausau, WI...............	704

Green font denotes ASB branch markets

1 – U.S. Census Bureau, Annual Estimates of the Resident Population, 2016
2 – U.S. Bureau of Labor Statistics, Manufacturing Industry Employees, seasonally adjusted, June 2017 (preliminary)
3 – U.S. Bureau of Labor Statistics, Unemployment Rates by State, seasonally adjusted, June 2017 (preliminary)
4 – Experian, 2016 Annual State of Credit report, VantageScore is a registered trademark

4

2017 STRATEGIC PRIORITIES 5 Our Vision and Values: Associated Bank will be the Midwest’s premier financial services company, distinguished by consistent, quality customer experiences, built upon a strong commitment to our colleagues and the communities we serve, resulting in exceptional value to our shareholders through economic cycles. Strengthening Customer Relationships Delivering on our Strategy Expanding our Community Presence Providing Long-Term Value to Shareholders  Strengthening our branch network in WI while investing in online and mobile channels  Managing diverse revenue streams  Limiting risk-taking outside of our core competencies, markets, and industry segments  Diligently managing our costs  Prudently managing capital  Disciplined focus on improving the fundamentals of our business  Delivering value to shareholders through economic cycles  Deepening our roots in existing communities  Leveraging our expertise to promote affordable housing, small-business lending and neighborhood development  Partnering with community economic development groups  Providing outstanding customer experiences J.D. Power 2016 Certified Contact Center ProgramSM recognition is based on successful completion of an audit and exceeding a customer satisfaction benchmark through a survey of recent servicing interactions. For more information, visit www.jdpower.com/ccc.

Net Growth: +$449 million $1.6 $1.5 $1.5 $1.4 $1.3 $4.6 $4.8 $5.4 $6.1 $7.0 2 $3.7 $4.0 $4.1 $4.7 $5.0 $5.9 $6.5 $7.2 $7.5 $7.3 2Q 2013 2Q 2014 2Q 2015 2Q 2016 2Q 2017 Commercial & business Commercial real estate Residential mortgage Home equity & Other consumer POSITIONED FOR LOAN GROWTH 6 $20.5 $18.2 $19.6 $16.6 $15.7 ($ in billions) 5% Average Quarterly Loans 2Q13 – 2Q17 CAGR 6% 7% 11% $(45) $(36) $(30) $10 $39 $58 $60 $3931 Home equity & Other consumer Commercial real estate Residential mortgage Power & Utilities Mortgage warehouse REIT Oil and Gas General commercial Linked Quarter Average Loan Growth 1 – Approximately 60% of 2Q residential mortgage loan growth was in longer-dated production. Percentage based on change in period end composition. 2 – $4.8 billion of the total residential mortgage portfolio was comprised of adjustable-rate loans. Amount based on period end composition. ($ in millions)

$1.9 $1.6 $1.6 $1.5 $1.8 $1.2 $1.3 $1.4 $1.4 $1.5 $6.9 $7.3 $9.1 $8.7 $9.1 $2.9 $2.9 $3.3 $3.6 $4.3 $4.2 $4.1 $4.3 $5.0 $4.9 2Q 2013 2Q 2014 2Q 2015 2Q 2016 2Q 2017 Time deposits Savings Money market Interest-bearing demand Noninterest-bearing demand 92% 98% 95% 98% 96% Loan to Deposit Ratio POSITIONED FOR DEPOSIT GROWTH ($ in billions) $21.5 7 $20.3 $19.6 $17.2 $17.1 Focused on Granular Low Cost Deposits Average Quarterly Deposits 1 – Percentages based on second quarter 2017 average balances 2 – Risk Management and Shared Services segment balances 3 – Affinity debit cards as a percentage of active personal checking accounts, as of June 30, 2017 Corporate and Commercial Specialty 30% Community, Consumer and Business 54% Network Transaction Deposits2 ~15% Other2 1% Deposits by Segment1 Packers 23% Badgers 8% Brewers 7% Wild 2% Affinity Debit Cards3 2Q13 – 2Q17 CAGR 4% 10% 7%

SECOND QUARTER UPDATE 8 Strengthening Customer Relationships Delivering on our Strategy Expanding our Community Presence Providing Long- Term Value to Shareholders 2017 Strategic Priorities Balance Sheet Management  Mid-to-high single digit annual average loan growth  Maintain Loan to Deposit ratio under 100%  Improving NIM trend Fee Businesses  Improving year over year fee-based revenues  Declining year over year mortgage banking revenue Expense Management Capital & Credit Management  Approximately 1% higher than the prior year  Continued improvement to our efficiency ratio  Continue to follow stated corporate priorities for capital deployment  Provision expected to adjust with changes to risk grade, other indications of credit quality, and loan volume YoY Progress YoY Progress

ACQUISITION OF BANK MUTUAL 9 Associated Banc-Corp Acquisition of July 20, 2017 Bank Mutual Profile Second Quarter 2017 Branches1 58 Loans $2.0bn Deposits $1.9bn Revenue2 $100 mm Expenses2 $70mm Transaction Pricing  100% stock transaction - 0.422 exchange ratio  1.6x price / tangible book value per share of $6.33 as of 30-Jun-17  12.5x price / 2017E EPS with fully phased- in 45% after-tax cost savings3 Founded 1892 Milwaukee, WI 1 – Excludes previously announced pending sale of five branches. 57 branches in WI and one branch in MN 2 – Twelve months ended June 30, 2017 3 – Based on BKMU IBES median 2017E EPS of $0.38

ASSOCIATED’S PRO FORMA FOOTPRINT Pro Forma Branch Footprint  Strengthens our position as largest bank headquartered in the state of Wisconsin - > $32bn combined total assets - Adds > 120,000 customer accounts to the Associated franchise  Significant efficiency opportunities - 50% of Bank Mutual branches are within 1 mile of an Associated branch - Several shared key technology vendors - Positioned to further invest in and better support the customer experience  Continued commitment to supporting the socioeconomic health of our combined communities and markets - Expanding services into nearly a dozen new markets - Offers new customers access to Associated's broader network and solutions Improved Scale and Customer Reach 10

PRO FORMA LOANS & DEPOSITS Note: Figures as of June 30, 2017 Lo an s D ep os its Associated Bank Mutual Pro Forma Associated Bank Mutual Pro Forma Total Deposits = $1.9bn Cost of Deposits = 0.40% Non- interest- bearing Demand 17% Interest- bearing Demand 13% Savings 13% Time Deposits 29% Money Market 29% Total Deposits = $23.5bn Cost of Deposits = 0.50% Non- interest- bearing Demand 23% Interest-bearing Demand 17% Savings 8% Time Deposits 11% Money Market 42% Total Deposits = $21.6bn Cost of Deposits = 0.51% Non- interest- bearing Demand 23% Interest-bearing Demand 18% Savings 7% Time Deposits 9% Money Market 43% Total Loans = $20.8bn Yield on Loans = 3.62% Commercial & Business 36% CRE Investor 16% Construction 8% Residential Mortgage 34% Home Equity 4% Other Consumer 2% Total Loans = $22.8bn Yield on Loans = 3.65% Commercial & Business 34% CRE Investor 18% Residential Mortgage 33% Construction 8% Home Equity 5% Other Consumer 2% Total Loans = $2.0bn Yield on Loans = 3.92% CRE Investor 41% Commercial & Business 18% Construction 10% Residential Mortgage 23% Home Equity 8% Other Consumer 1% 11

ESTIMATED PRO FORMA FINANCIAL METRICS

GAAP EPS Accretion[1]


~2%
2018E
2019E
~(2)%

Per Share	~$(0.03)	~$0.03

Capital Metrics

	ASB Current (30-Jun-17)	Pro Forma[2]
Common Equity Tier 1 Ratio	9.9 %	10.1 %
Tier 1 Capital Ratio	10.6	10.8
Total Capital Ratio	13.0	12.9
Tier 1 Leverage Ratio	8.1	8.2

Tangible Book Value Per Share Impact[1]

- < 1% tangible book value per share dilution at close (fully accounts for merger and integration costs)
  - ~$0.07 dilution at close on a per share basis
- < 3.5 years earnback using the crossover method


< 3.5 years
ASB
Pro Forma

Additional Comments

- Pre-tax cost savings of 45% of BKMU non-interest expense
- Expected to improve efficiency ratio by > 100bps with fully phased-in cost savings
- Internal rate of return in the high teens
- Transaction does not alter dividend policy or capital priorities

[1] – Based on ASB and BKMU IBES median EPS estimates in 2017, 2018, and grown at 7% IBES median long-term growth rate thereafter. EPS accretion is excluding one-time charges.

[2] – Estimated pro forma capitalization as of 30-Jun-17, net of merger and integration costs and purchase accounting adjustments.

12

POST ANNOUNCEMENT UPDATE & TIMELINE Post Announcement Activities and Integration Planning  ASB management team has developed a detailed integration plan spanning from transaction announcement through closing, conversion, and post-conversion time periods  ASB/BKMU integration team has significant local market knowledge and deep operational expertise from prior consolidations to execute a seamless transition for customers, employees, and stakeholders Projected Post-Announcement Timeline Integration Planning & Analysis Q3 ’17 Q1 ‘18 Post-Closing Q1 ’18 Q2 ‘18 Conversion Q2 ’18 Q3 ‘18 Post- Conversion Q4 2018 Announcement Q3 2017 – – – 13

ACCELERATES 2017 STRATEGIC PRIORITIES Strengthening Customer Relationships Delivering on our Strategy Expanding our Community Presence Providing Long-term Value to Shareholders  A low-risk transaction with significant opportunities for cost savings  Expected to produce modest initial dilution to tangible book value per share with positive EPS accretion in 2019  Expected to improve efficiency ratio by > 100bps with fully phased-in cost savings  Strengthens core deposit franchise  Enhances branch network and density  Increases current market share and expands services to new communities  Delivers smaller sized, in-market, depository institution acquisition  Drives efficiency through improved scale and distribution  Disciplined transaction terms with attractive economics  Adds over 120,000 customer accounts and nearly 1,000 commercial relationships  Extends Associated’s specialized products to Bank Mutual’s customer base  Positions Associated to gain efficiencies and further invest in customer experience     14

ASSET MANAGEMENT EXPANSION

Enhanced Big-Firm Financial Services With a Family Touch

- On September 8, 2017, we announced an agreement to acquire a wealth management organization, Whitnell & Co., an Oak Brook, Illinois based, $1 billion AUM registered investment advisor, to further complement Associated's investment and asset management capabilities, especially in Chicago
- Whitnell's 28 professionals provide affluent Mid-Western clients with a complete set of family office services centered around wealth management and generational wealth transfer
  - The acquisition adds a strong team to our existing Chicago-land private banking presence, as well as introduces new services and capabilities to Associated's existing client base
  - The acquisition is expected to increase both assets under management and related run-rate revenue by more than 10%

Assets Under Management ("AUM")


($ in billions)
$7.4
$8.0
$7.7
$8.3
>$10Bn
$1.0
$9.0
2013
2014
2015
2016
June 2017[1]
ATC
Whitnell

Trust Service Fees and Brokerage and Annuity Commissions


($ in millions)
$61
$64
$64
$63
$15
$16
$15
$16
$17
$46
$48
$49
$47
$48
2013
2014
2015
2016
LTM June 2017[2]
Trust Service Fees
Whitnell
Brokerage & Annuity Commissions

[1] – Pro Forma Associated Trust Company ("ATC")
[2] – Pro Forma Associated Trust Company twelve months ended June 30, 2017

15

Enhanced Automation Operational Efficiencies Branch Consolidations Branch Staffing Initiatives OVERALL EXPENSE EFFICIENCY Efficiency Drivers 1 – The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the fully tax-equivalent efficiency ratio. 16 ~240 214 2.92% 2.43% 180 190 200 210 220 230 240 250 260 2013 2014 2015 2016 June 2017 Branches (period end) Annualized Noninterest Expense / YTD Average Assets 70% 70% 70% 69% 67% 68% 68% 69% 68% 65% YTD 2Q13 YTD 2Q14 YTD 2Q15 YTD 2Q16 YTD 2Q17 Federal Reserve Fully tax-equivalent Efficiency Ratio1

IMPROVING CAPITAL EFFICIENCY 17 167 154 2Q 2013 2Q 2017 Average Common Shares Outstanding Diluted (in millions) 11.49% 10.72% 9.31% 9.17% 9.87% 2Q 2013 2Q 2014 2Q 2015 2Q 2016 2Q 2017 Common Equity Tier 1 Ratio 4 Funding Organic Growth Paying a Competitive Dividend Non-Organic Growth Opportunities Share Buybacks and Redemptions Capital Priorities $0.08 $0.12 2Q 2013 2Q 2017 Dividends per Common Share  From July 21, 2017 (after public announcement of the Bank Mutual acquisition) through August 7, 2017, the Corporation repurchased approximately 1.6 million shares of common stock at an average price of $23.59 per share. $11.28 $13.29 2Q 2013 2Q 2017 Tangible Book Value per Common Share

$0.11 $0.12 2Q 2016 2Q 2017 $0.31 $0.36 2Q 2016 2Q 2017 Earnings Per Share Dividends Shareholder Gain Return on Average Common Equity 16% annualized TSR EXPANDING BOTTOM LINE 18 As of June 30, 2017 Exceptional Value 1 – Refer to the appendix for a reconciliation of average common equity Tier 1 to average common equity “We’ve shaped our success around a shared vision to become the Midwest’s premier financial services company, distinguished by consistent, quality customer experiences, built upon a strong commitment to our colleagues and the communities we serve, resulting in exceptional value to our shareholders through economic cycles.” +16% YoY +9% YoY 9.9% 10.6% Return on average CET11 Return on average common equity 50% 110% One Year Five Years 6.6% 7.4% 2Q 2016 2Q 2017

2017 OUTLOOK Balance Sheet Management  Mid-to-high single digit annual average loan growth  Maintain Loan to Deposit ratio under 100%  Improving NIM trend  Improving year over year fee- based revenues  Declining year over year mortgage banking revenue Expense Management  Approximately 1% higher than the prior year  Continued improvement to our efficiency ratio Capital & Credit Management  Continue to follow stated corporate priorities for capital deployment  Provision expected to adjust with changes to risk grade, other indications of credit quality, and loan volume 19 This outlook reflects a stable to improving economy. It does not reflect any changes to the regulatory environment or to corporate tax rates. We may adjust our outlook if, and when, we have more clarity on any one, or more, of these factors. Fee Businesses

APPENDIX

TRANSACTION SUMMARY 1 – Based on ASB closing share price of $24.60 on 19-Jul-17 and an assumed BKMU fully diluted share count of 46.5MM. Buyer  Associated Banc-Corp (NYSE: ASB) Seller  Bank Mutual Corporation (Nasdaq: BKMU) Consideration  100% stock Fixed Exchange Ratio  0.422 shares of ASB common stock for each share of BKMU common stock Price per Share1  $10.38 Transaction Value1  $482 million Pro Forma Ownership  89% ASB shareholders / 11% BKMU shareholders Board Representation  Chairman of BKMU, Michael T. Crowley, will be appointed to ASB’s Board of Directors Required Approvals  Shareholder approval from BKMU and customary regulatory approvals Expected Closing  1st Quarter 2018 21

TRANSACTION MULTIPLES & ASSUMPTIONS 1 – Based on ASB closing share price of $24.60 on 19-Jul-17. 2 – Based on BKMU IBES median 2017E EPS of $0.38 plus 45% fully phased-in after-tax cost savings. Transaction Pricing1  12.2% premium to BKMU’s closing price of $9.25 on 19-Jul-17  1.6x price / tangible book value per share of $6.33 as of 30-Jun-17  12.5x price / 2017E EPS with fully phased-in after-tax cost savings2 Synergies  Pre-tax cost savings of 45% of BKMU non-interest expense — Cost savings phased-in 25% in 2018 and 100% in 2019 Durbin  ~$2mm annual pre-tax lost interchange revenue under the Durbin Amendment Fair Value Marks  $(32)mm gross credit mark / 1.6% of 2Q17 total gross loans  $2mm of other pre-tax purchase accounting fair value adjustments Core Deposit Intangible  1.5% core deposit intangible on non-time deposits amortized straight-line over ten years Tax Rate  33% effective tax rate applied to BKMU pre-tax earnings and transaction adjustments Merger and Integration Costs  $40mm of total pre-tax merger and integration costs  Fully accounted for in transaction and tangible book value impact at close 22

$154 $163 $128 $126 $118 $129 $127 $147 $134 $114 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 $232 $283 $290 $275 $260 1.4% 1.4% 1.4% 1.4% 1.4% 5.6% 5.5% 5.7% 6.7% 5.4% 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 ALLL / Total Loans Oil and Gas ALLL / Oil and Gas Loans CREDIT QUALITY ($ IN MILLIONS) Potential Problem Loans Nonaccrual Loans 23 $2 ($4) $3 $19 $6 $12 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 $22 $21 $18 $9 $13 $6 $281 $270 $276 $262 $226 $176 $171 $75 $78 $37 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 $263 $457 $441 $351 $340 Net Charge Offs (Recoveries) Allowance to Total Loans / Oil and Gas Loans Oil and Gas Oil and Gas Oil and Gas $1

Manufacturing and Wholesale Trade 26% Power & Utilities 14% Real Estate 12% Oil & Gas 8% Finance & Insurance 12% 1 – Excludes $0.4 billion Other consumer portfolio 2 – Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa 3 – Principally reflects the oil and gas portfolio 4 – Based on outstanding commitments of $940 million 5 – Our largest tenant exposure is less than 5%, spread over five loans, to a national investment grade grocer C&BL by Geography $7.4 billion CRE by Geography $5.0 billion Multi-Family 30% Retail5 23% Office / Mixed Use 19% Industrial 10% 1-4 Family Construction 9% Hotel / Motel 4% Other 5% East Texas North Louisiana Arkansas 19% South Texas & Eagle Ford 17% Rockies 15% Permian 14% Marcellus Utica Appalachia 11% Mid- Continent (primarily OK & KS) 8% Gulf Shallow 5% Gulf Coast 5% Bakken 1% Other (Onshore Lower 48) 5% Wisconsin 28% Illinois 16% Minnesota 7% Texas3 10% Other Midwest2 9% Other 30% Wisconsin 28% Illinois 23% Minnesota 10% Other Midwest2 24% Texas 4% Other 11% LOANS STRATIFICATION OUTSTANDINGS AS OF JUNE 30, 2017 24 Total Loans1 Wisconsin 31% Illinois 27% Other Midwest2 13% Minnesota 10% Texas 5% Other 14% C&BL by Industry $7.4 billion Oil and Gas Lending4 $601 million CRE by Property Type $5.0 billion

OIL AND GAS UPDATE $451 $398 $446 $413 $450 $176 $171 $75 $78 $37 $129 $127 $147 $134 $114 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Pass Potential Problem Loans Nonaccrual $756 $696 $668 $625 Period End Loans by Credit Quality Oil and Gas Allowance $42 $38 $38 $42 $33 5.6% 5.5% 5.7% 6.7% 5.4% 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Oil and Gas Allowance Oil and Gas Allowance / Oil and Gas Loans ($ in millions) ($ in millions) 25 Total O&G Portfolio Quarter end June 30, 2017 # of Credits $ of commitments $ of outstandings % of total loans 60 $940 million $601 million 3% 17 28% $353 million 38% $173 million 29% 1% New business since January 1, 2016 $601

0.41% 0.29% 0.40% 0.39% 0.65% $8 $6 $8 $12 $21 $8 $7 $11 $8 $13 2Q 2013 2Q 2014 2Q 2015 2Q 2016 2Q 2017 Short and long-term funding costs Interest-bearing deposits Corporate and Commercial Specialty Community, Consumer and Business Network Transaction Deposits2 Other2 POSITIONED FOR HIGHER INTEREST RATES ASSET SENSITIVE PROFILE ($ in millions) 26 Interest Income & Net Interest Margin Interest Expense 2Q13 vs 2Q17 Interest Income Change +$42 million 2Q13 vs 2Q17 NII Change +$24 million 2Q13 vs 2Q17 Interest Expense Change -$18 million Cost of interest-bearing liabilities Deposit Mix and Beta Overview1 3.16% 3.08% 2.83% 2.81% 2.83% Deposit Betas: Less than .2 >.2 <.5 ~ 1 Net interest margin $181 $186 $191 $202 $223 $89 $90 $92 $99 $113 $58 $58 $61 $65 $72 $34 $39 $37 $38 $38 2Q 2013 2Q 2014 2Q 2015 2Q 2016 2Q 2017 Commercial Retail Investment and other3 $16 $34 $13 $19 1 – Deposit mix based on second quarter 2017 average balances. Deposit beta overview from 4Q15 to 2Q17. 2 – Risk Management and Shared Services segment balances 3 – Our LIBOR-based loans typically reprice the first of the month in arrears. Since the Fed tends to raise rates mid-month, we tend to see a 6+ week lag in repricing. ($ in millions) $20

27 NETWORK TRANSACTION DEPOSITS Deposits and Customer Funding Average Rates Wealth Managers Quarter end June 30, 2017 Relationships established before June 30, 2012 21 relationships ~$3.2 billion ~15% of total deposits 11 relationships ~$2.1 billion ~65% of network transaction deposits Savings Money Market without NTD Time Deposits Network Transaction Deposits Money Market with NTD (As Reported) illio 1 – Total deposits excluding network transaction deposits $2.1 $2.2 $2.9 $3.1 $3.2 2Q 2013 2Q 2014 2Q 2015 2Q 2016 2Q 2017 12.5% 12.9% 15.2% 15.5% 14.9% Network Transaction Deposits ("NTD") ($ in billions) Customer Funding Customer Deposits1 Network Transaction Deposits as % of Total Deposits $17.6 $19.7 $17.8 $20.8 $21.9 0.06% 0.05% 0.05% 0.05% 0.05% 0.29% 0.30% 0.31% 0.42% 0.52% 0.78% 0.78% 0.78% 0.79% 0.85% 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017

34% 28% 66% 72% <1% <1% June 2016 June 2017 HIGH QUALITY SECURITIES ($ IN BILLIONS) $4.93 $5.76 $5.94 $6.08 $5.93 2.63% 2.63% 2.49% 2.41% 2.44% 1.00% 2.00% 3.00% 4.00% 5.00% $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 2Q 2013 2Q 2014 2Q 2015 2Q 2016 2Q 2017 Average Balance Average Yield Investment Type Amortized Cost Fair Value Duration (Yrs) GNMA CMBS $2.02 $1.99 3.31 GNMA MBS & CMOs 2.20 2.19 4.55 Agency & Other MBS & CMOs 0.58 0.59 2.63 Municipals 1.16 1.17 5.60 Other1 0.01 0.01 Strategic Portfolio $5.97 $5.95 4.15 Membership Stock 0.18 0.18 Total Portfolio $6.15 $6.13 GNMA CMBS 34% GNMA CMOs 30% GNMA MBS 6% Municipals 20% Other MBS 9% Other CMOs 1% Other <1% Fair Value Composition Risk Weighting Profile Portfolio Detail as of June 30, 2017 Portfolio and Yield Trends 0% Risk Weighted Other 20% Risk Weighted 1 – Includes Corporate, Treasury, and all other 28

Efficiency Ratio YTD 2Q13 YTD 2Q14 YTD 2Q15 YTD 2Q16 YTD 2Q17 Federal Reserve efficiency ratio 69.74% 69.75% 70.24% 69.18% 66.54% Fully tax-equivalent adjustment (1.41)% (1.32)% (1.37)% (1.36)% (1.30)% Other intangible amortization (0.42)% (0.41)% (0.34)% (0.21)% (0.19)% Fully tax-equivalent efficiency ratio 67.91% 68.02% 68.53% 67.61% 65.05% The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources. RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS 29 Average Tangible Common Equity and Average Common Equity Tier 1 ($ in millions) 2Q 2016 2Q 2017 Average common equity $2,869 $3,005 Average goodwill and other intangible assets, net (989) (987) Average tangible common equity 1,880 2,018 Less: Accumulated other comprehensive income / loss 1 50 Less: Deferred tax assets / deferred tax liabilities, net 32 32 Average common equity Tier 1 $1,913 $2,100